POWER OF ATTORNEY

            Know all by these presents, that the undersigned

hereby constitutes and appoints each of Sean Martin and

Ellen K. McIntosh signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)        execute for and on behalf of the

undersigned, in the undersigned's capacity as an

officer and/or director of Baxter International

Inc., or any of its direct or indirect

subsidiaries (?Baxter?) Forms 3, 4 and 5 in

accordance with Section 16(a) of the Securities

Exchange Act of 1934 and the rules thereunder and

Form 144 under Rule 144 under the Securities Act

of 1933;

(2)        do and perform any and all acts for

and on behalf of the undersigned which may be

necessary or desirable to complete and execute

any such Form 3, 4, 5, or 144 and complete and

execute any amendment or amendments thereto, and

timely file any such form with the United States

Securities and Exchange Commission and any stock

exchange or similar authority; and

(3)        take any other action of any type

whatsoever in connection with the foregoing

which, in the opinion of such attorney-in-fact,

may be of benefit to, in the best interest of, or

legally required by, the undersigned, it being

understood that the documents executed by such

attorney-in-fact on behalf of the undersigned

pursuant to this Power of Attorney shall be in

such form and shall contain such terms and

conditions as such attorney-in-fact may approve

in such attorney-in-fact's discretion.

 The undersigned hereby grants to each such attorney-

in-fact full power and authority to do and perform any and

every act and thing whatsoever requisite, necessary, or

proper to be done in the exercise of any of the rights and

powers herein granted, as fully to all intents and purposes

as the undersigned might or could do if personally present,

with full power of substitution or revocation, hereby

ratifying and confirming all that such attorney-in-fact, or

such attorney-in-fact's substitute or substitutes, shall

lawfully do or cause or have caused to be done by virtue of

this power of attorney and the rights and powers herein

granted.  The undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such capacity at the

request of the undersigned, are not assuming, nor is Baxter

assuming, any of the undersigned's responsibilities to

comply with Section 16 of the Securities Exchange Act of

1934 and Rule 144 of the Securities Act of 1933.

          This Power of Attorney shall supercede any power

of attorney previously granted by the undersigned with

respect to the subject matter herein and shall remain in

full force and effect until the undersigned is no longer

required to file Forms 3, 4, 5 and 144 with respect to the

undersigned's holdings of, and transactions in, securities

issued by Baxter, unless earlier revoked by the undersigned

in a signed document delivered to Baxter.

      IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 19 day of

February, 2019.

    /s/ Amy McBride Wendell